EXHIBIT 99.1

Letter of Resignation by Yu Cheng Yang, dated April 3, 2017.

April 3, 2017

EOS Inc.

Room 519, 5F., No. 372, Linsen N. Road

Zhongshan District

Taipei City 104, Taiwan (R.O.C.)

Attention: Board of Directors

Re: Resignation as President, Secretary and Treasurer

Gentlemen,

Effective April 3, 2017, I hereby resign as President, Secretary and Treasurer of EOS Inc., a Nevada corporation.

Of course, in the event you have questions or comments regarding my resignation, please do not hesitate to contact me.

Thank you.

Sincerely,

/s/ Yu Cheng Yang

Yu Cheng Yang